UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2015

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 3, 2015, Lydall, Inc. (the “Company”) and James V. Laughlan, the Company’s Vice President, Chief Accounting Officer and Treasurer, and interim principal financial officer, entered into an agreement (in substantially the form provided to other executive officers) specifying the termination benefits to which Mr. Laughlan will be entitled in the event that his employment is terminated by the Company without cause. These termination benefits include one year of salary, bonus (calculated as the average over three prior years) and reimbursement of health insurance premiums. If the termination occurs within 18 months following a change in control, or if Mr. Laughlan terminates his employment for good reason (as defined in the agreement) within 18 months following a change in control, his termination benefits will be increased to two years of salary, bonus and reimbursement of health insurance premiums, plus accelerated vesting of his equity awards and a prorated portion of his cash target bonus for the year of termination. The Company’s obligation to provide these termination benefits to Mr. Laughlan is subject to his execution without revocation of a valid release in substantially the form attached to his agreement.

A copy of Mr. Laughlan’s agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 31, 2015, the Board of Directors of Lydall, Inc. (the “Company”) adopted an amendment to the Company’s Bylaws, effective August 1, 2015, to add a new Section 8.07 that provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery of the State of Delaware or (4) any action asserting a claim governed by the internal affairs doctrine.

A copy of the Amended and Restated Bylaws is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit
Number	Description

3.1	Amended and Restated Bylaws

10.1	Employment Agreement with James V. Laughlan dated August 3, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

August 05, 2015	By:	/s/ James V. Laughlan
James V. Laughlan Vice President, Chief Accounting Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws
10.1	Employment Agreement with James V. Laughlan dated August 3, 2015